UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2020

Carnival Corporation			Carnival plc
(Exact name of registrant as specified in its charter)			(Exact name of registrant as specified in its charter)

Republic of Panama			England and Wales
(State or other jurisdiction of incorporation)			(State or other jurisdiction of incorporation)

001-9610			001-15136
(Commission File Number)			(Commission File Number)

59-1562976			98-0357772
(IRS Employer Identification No.)			(IRS Employer Identification No.)

3655 N.W. 87th Avenue			Carnival House, 100 Harbour Parade,
Miami,	Florida	33178-2428	Southampton	SO15 1ST,	United Kingdom
(Address of principal executive offices) (Zip Code)			(Address of principal executive offices) (Zip Code)

(305)	599-2600	011	44 23 8065 5000
(Registrant’s telephone number, including area code)		(Registrant’s telephone number, including area code)

None		None
(Former name or former address, if changed since last report.)		(Former name, former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust
	CUK	New York Stock Exchange, Inc.
1.625% Senior Notes due 2021	CCL21	New York Stock Exchange LLC
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth companies ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01 Other Events.

On March 31, 2020, Carnival Corporation & plc provided an update regarding its liquidity and management’s plans in anticipation of additional financing transactions. In light of this update, Carnival Corporation & plc updated its risk factors by providing an additional risk factor set forth below.

Additionally, in Exhibit 99.1 to this Current Report on Form 8-K (i) Carnival Corporation & plc updated Note 2 of its consolidated financial statements (“Financial Statements”) in its Annual Report on Form 10-K for the year ended November 30, 2019 (the “2019 Form 10-K”) to add a “Liquidity and Management’s Plans” discussion and (ii) Carnival Corporation & plc’s independent registered public accounting firm, reissued its report to include an emphasis-of-matter paragraph. Other than as described in the preceding sentence, Exhibit 99.1 does not revise, modify, update or otherwise affect the 2019 Form 10-K, including the Financial Statements.

Together with their consolidated subsidiaries, Carnival Corporation and plc are referred to collectively in report as the “Company,” “our,” “us” and “we.”

Update on Liquidity and Management's Plans

Due to the spread of COVID-19 and the effects of growing port restrictions around the world, the Company previously announced a voluntary pause of our global fleet cruise operations. Significant events affecting travel, including COVID-19, typically have an impact on booking patterns, with the full extent of the impact generally determined by the length of time the event influences travel decisions. We believe the ongoing effects of COVID-19 on our operations and global bookings have had, and will continue to have, a material negative impact on our financial results and liquidity, and such negative impact may continue well beyond the containment of such outbreak. We have never previously experienced a complete cessation of our cruising operations, and as a consequence, our ability to be predictive regarding the impact of such a cessation on our brands and future prospects is uncertain. In addition, the magnitude, duration and speed of the global pandemic is uncertain. As a consequence, we cannot estimate the impact on our business, financial condition or near- or longer-term financial or operational results with reasonable certainty, but we expect a net loss on both a U.S. GAAP and adjusted basis for the fiscal year ending November 30, 2020.

In March 2020, Moody’s and S&P Global downgraded our long-term issuer and senior unsecured debt ratings. In addition, our long-term ratings were placed on review for further downgrade by both rating agencies. Our short-term commercial paper credit ratings were also placed on review for downgrade. If our credit ratings were to be further downgraded, our access to, and cost of, debt financing may be negatively impacted.

On March 13, 2020, we fully drew down our $3 billion Facility.

At November 30, 2019, we were in compliance with all of our debt covenants. After considering the effect of COVID-19 on our consolidated EBITDA, we can remain in compliance with our current minimum debt service coverage ratio that requires a minimum of 3:1 ratio of EBITDA to Consolidated Net Interest Charges. If we secure additional financing that would cause us not to be in compliance with the covenant, we would have to seek to amend these or other covenants. However, no assurances can be made that such amendments will be approved by our lenders. Generally, if an event of default under any debt agreement occurs, then pursuant to cross default acceleration clauses, substantially all of our outstanding debt and derivative contract payables could become due, and all debt and derivative contracts could be terminated, which could have a material adverse impact to our operations and liquidity.

We are taking further actions to improve our liquidity, including capital expenditure and operating expense reductions, suspending dividend payments on, and the repurchase of, the common stock of Carnival Corporation and the ordinary shares of Carnival plc and pursuing additional financing. Based on these actions and assumptions regarding the impact of COVID-19, we have concluded that we will be able to generate sufficient liquidity to satisfy our obligations and remain in compliance with our existing debt covenants for the next twelve months prior to giving effect to any additional financing, which may occur.

Update to Risk Factors

The following risk factor is provided to update the risk factors of the Company previously disclosed in periodic reports filed with the SEC, including its 2019 Form 10-K.

•
COVID-19 has had, and is expected to continue to have, a significant impact on our financial condition and operations, which impacts our ability to obtain acceptable financing to fund resulting reductions in cash from operations. The current, and uncertain future, impact of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), is expected to continue to impact our results, operations, outlooks, plans, goals, growth, reputation, cash flows, liquidity, and stock price.

The spread of COVID-19 and the recent developments surrounding the global pandemic are having material negative impacts on all aspects of our business. We have implemented a voluntary pause of our global fleet cruise operations across all brands and such pause may be prolonged. As of March 31, 2020, substantially all our ships are at port and all are expected to dock by the end of April. In addition, we have been, and will continue to be further, negatively impacted by related developments, including heightened governmental regulations and travel advisories, including recommendations by the U.S. Department of State and the Centers for Disease Control and Prevention, and travel bans and restrictions, each of which has impacted, and is expected to continue to significantly impact, global guest sourcing and our access to various ports of call.

To date we have incurred, and expect to continue to incur, significant costs as we bring currently ongoing cruises to a conclusion, provide air transportation to return our passengers to their home destinations and assist some of our crew that is, or will be upon docking, unable to return home, with food and housing. We will continue to incur COVID-19 related costs as we sanitize our ships and implement additional hygiene-related protocol to our ships. In addition, the industry may be subject to enhanced health and hygiene requirements in attempts to counteract future outbreaks, which requirements may be costly and take a significant amount of time to implement across our global fleet cruise operations.
Due to the outbreak of COVID-19 on some of our ships, and the resulting illness and loss of life in certain instances, we have been the subject of negative publicity which could have a long term impact on the appeal of our brands, which would diminish demand for vacations on our vessels. We cannot predict how long the negative impact of recent media attention on our brands will last, or the level of investment that will be required to address the concerns of potential travelers through marketing and pricing actions.
We have received, and expect to continue to receive, lawsuits from passengers aboard the Grand Princess voyage in February 2020. We may receive additional lawsuits stemming from COVID-19. We cannot predict the quantum or outcome of any such proceedings and the impact that they will have on our financial results, but any such impact may be material. We also remain subject to extensive, complex, and closely monitored obligations under the court-ordered environmental compliance plan supervised by the U.S. District Court for the Southern District of Florida, as a result of the previously disclosed settlement agreement relating to the violation of probation conditions for a plea agreement entered into by Princess Cruises and the U.S. Department of Justice in 2016. We remain fully committed to satisfying those obligations. However, COVID-19 presents enormous challenges for the Company, which could result in material adverse impacts.

We have insurance coverage for certain liabilities, costs and expenses related to COVID-19 through our participation in Protection and Indemnity (“P&I”) clubs, including coverage for direct and incremental costs including, but not limited to, certain quarantine expenses and for certain liabilities to passengers and crew. P&I clubs are mutual indemnity associations owned by members. There is a $10 million deductible per occurrence (meaning per outbreak on a particular ship). We cannot assure you that we will receive insurance proceeds that will compensate us fully for our liabilities, costs and expenses under these policies. We have no insurance coverage for loss of revenues or earnings from our ships or other operations.

We have a total of 16 cruise ships scheduled to be delivered through 2025, including four during the remainder of fiscal 2020. We believe the effects of COVID-19 on the shipyards where our ships are under construction will result in a delay in ship deliveries, which we cannot predict and may be prolonged.
We cannot predict when any of our ships will begin to sail again and ports will reopen to our ships. Moreover, even once travel advisories and restrictions are lifted, demand for cruises may remain weak for a significant length of time and we cannot predict if and when each brand will return to pre-outbreak demand or fare pricing. In particular, our bookings may be negatively impacted by the adverse changes in the perceived or actual economic climate, including higher unemployment rates, declines in income levels and loss of personal wealth resulting from the impact of COVID-19. In addition, we cannot predict the impact COVID-19 will have on our partners, such as travel agencies, suppliers and other vendors. We may be adversely impacted as a result of the adverse impact our partners suffer.
We have never previously experienced a complete cessation of our cruising operations, and as a consequence, our ability to be predictive regarding the impact of such a cessation on our brands and future prospects is uncertain. In particular, we cannot predict the impact on our financial performance and our cash flows required for cash refunds of deposits as a result of the pause in our global fleet cruise operations, which may be prolonged, and the public’s concern regarding the health and safety of travel, especially by cruise ship, and related decreases in demand for travel and cruising. Moreover, our ability to attract and retain guests and crew depends, in part, upon the perception and reputation of our company and our brands and the public’s concerns regarding the health and safety of travel generally, as well as regarding the cruising industry and our ships specifically. As a result, we expect a net loss on both a U.S. GAAP and adjusted basis for the fiscal year ending November 30, 2020, and our ability to forecast our cash inflows and additional capital needs is hampered.
As a result of all of the foregoing, we may be required to raise additional capital and our access to and cost of financing will depend on, among other things, global economic conditions, conditions in the global financing markets, the availability of sufficient amounts of financing, our prospects and our credit ratings. As a result of COVID-19, in March 2020, Moody's and S&P Global downgraded our long-term issuer and senior unsecured debt ratings. In addition, our long-term ratings were placed on review for further downgrade by both rating agencies. Our short-term commercial paper credit ratings were also placed on review for downgrade. If our credit ratings were to be further downgraded, or general market conditions were to ascribe higher risk to our rating levels, our industry, or us, our access to capital and the cost of any debt financing will be further negatively impacted. In addition, the terms of future debt agreements could include more restrictive covenants, or require incremental collateral, which may further restrict our business operations or be unavailable due to our covenant restrictions then in effect. There is no guarantee that debt financings will be available in the future to fund our obligations, or that they will be available on terms consistent with our expectations. Additionally, the impact of COVID-19 on the financial markets is expected to adversely impact our ability to raise funds through equity financings.
In addition, the COVID-19 outbreak has significantly increased economic and demand uncertainty. The current outbreak and continued spread of COVID-19 could cause a global recession, which would have a further adverse impact on our financial condition and operations. In past recessions, demand for our cruise vacations has been significantly negatively impacted which has resulted in lower occupancy rates and adverse pricing, with a corresponding increase in the use of credits and other means to attract travelers. Current economic forecasts for significant increases in unemployment in the U.S. and other regions due to the adoption of social distancing and other policies to slow the spread of the virus is likely to have a negative impact on booking demand for our global fleet cruise operations once our operations resume, and these impacts could exist for an extensive period of time.

The extent of the effects of the outbreak on our business and the cruising industry at large is highly uncertain and will ultimately depend on future developments, including, but not limited to, the duration and severity of the outbreak, the length of time it takes for demand and pricing to return and normal economic and operating conditions to resume. To the extent COVID-19 adversely affects our business, operations, financial condition and operating results, it may also have the effect of heightening many of the other risks described in this “Risk Factors” section (including those described in the Annual Report, which is incorporated by reference in this offering memorandum), such as those relating to our high level of indebtedness, our need to generate sufficient cash flows to service our indebtedness, and our ability to comply with the covenants contained in the agreements that govern our indebtedness.

Cautionary Note Concerning Factors That May Affect Future Results

Some of the statements, estimates or projections contained in this document are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning future results, operations, outlooks, plans, goals, growth, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms.

Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

• Net revenue yields	• Net cruise costs, excluding fuel per available lower berth day
• Booking levels	• Estimates of ship depreciable lives and residual values
• Pricing and occupancy	• Goodwill, ship and trademark fair values
• Interest, tax and fuel expenses	• Liquidity
• Currency exchange rates	• Adjusted earnings per share

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following:

•
COVID-19 has had, and is expected to continue to have, a significant impact on our financial condition and operations, which impacts our ability to obtain acceptable financing to fund resulting reductions in cash from operations. The current, and uncertain future, impact of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), is expected to continue to impact our results, operations, outlooks, plans, goals, growth, reputation, cash flows, liquidity, and stock price

•	World events impacting the ability or desire of people to travel may lead to a decline in demand for cruises

•
Incidents concerning our ships, guests or the cruise vacation industry as well as adverse weather conditions and other natural disasters may impact the satisfaction of our guests and crew and lead to reputational damage

•
Changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax may lead to litigation, enforcement actions, fines, penalties, and reputational damage

•
Breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and lead to reputational damage

•	Ability to recruit, develop and retain qualified shipboard personnel who live away from home for extended periods of time may adversely impact our business operations, guest services and satisfaction

•	Increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs

•	Fluctuations in foreign currency exchange rates may adversely impact our financial results

•	Overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options

•	Geographic regions in which we try to expand our business may be slow to develop or ultimately not develop how we expect

•	Inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests

The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 23 Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1 Item 8. Financial Statements and Supplementary Data.

Exhibit 101.INS Inline XBRL Instance Document.

Exhibit 101.SCH Inline XBRL Taxonomy Extension Schema Document.

Exhibit 101.CAL Inline XBRL Taxonomy Extension Calculation Linkbase Document.

Exhibit 101.LAB Inline XBRL Taxonomy Extension Label Linkbase Document.

Exhibit 101.PRE Inline XBRL Taxonomy Extension Presentation Linkbase Document.

Exhibit 101.DEF Inline XBRL Taxonomy Extension Definition Linkbase Document.

Exhibit 104 Cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date:	March 31, 2020	Date:	March 31, 2020